FMC Technologies                                               Exhibit 99a

Slide 1

FMC Technologies

January 2003

Presenters:
Joe Netherland     Chairman & CEO
Bill Schumann      SVP & CFO

Investor Relations Contact:
David W. Grzebinski, CFA Ph: (312) 861-6414
David.Grzebinski@FMCTI.com

[3 Photos of Equipment]

These slides and the accompanying presentation contain "forward-looking" statements, which represent management's best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements. Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company's periodic reports filed under the Securities Exchange Act of 1934. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Slide 2
FMC Technologies at a Glance

FMC Technologies is a global leader in the design, manufacture and supply of mission-critical technology for the energy, food and aviation industries

[4 photos of equipment]
Energy Production Systems
   .   Subsea Trees
   .   Surface Wellheads
   .   Manifolds
   .   Control Systems
   .   Floating Production Systems

Energy Processing Systems
   .   Fluid Control
   .   Loading Systems
   .   Measurement Solutions

FoodTech
   .   Citrus Extractor
   .   Freezing Systems
   .   Sterilization Systems
   .   Convenience Food Systems

Airport Systems
   .   Loaders
   .   Deicers
   .   Passenger Boarding Bridges

2002 Revenues 3/rd/ Quarter-to-Date

[Pie Chart]
Energy Production Systems  45%
Energy Processing Systems  19%
FoodTech                   24%
Airport Systems            12%

FMC Technologies

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Slide 3

FMC Technologies

[1 photo of equipment]
.. Leading technology and industry positions across major product lines .. Leader in growing subsea and deepwater market
..  Proven track record of growth with high return on capital

FMC Technologies

Slide 4

Leading Technologies and Industry Positions

#1 Positions
.. Subsea Systems (trees, manifolds, controls and tie-in systems) .. Fluid control equipment
..  Loading systems
..  Food processing technologies
..  Airline ground equipment

[4 photos of equipment]

FMC Technologies

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Slide 5

Leading Technologies and Industry Positions

#2 Positions
..  Surface and platform trees
..  Floating production
..  Measurement solutions
..  Convenience food systems

[3 photos of equipment]

FMC Technologies

Slide 6

FMC Technologies

.. Leading technology and industry positions across major product lines .. Leader in growing subsea and deepwater market
..  Proven track record of growth with high return on capital

[3 photos of equipment]

FMC Technologies

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Slide 7

Leading Deepwater/Subsea Position

..  Broadest subsea systems capabilities within our peer group
..  Leader in deepwater technology
..  Growing market
..  Well positioned with the major subsea E&P companies
..  Well positioned in major producing basins

FMC Technologies

Slide 8
Subsea Systems Capabilities

[Color Illustrations]

Metering & Control Systems
Surface Well Systems
Subsea Drilling Systems
Light Well Intervention
Tension Leg Platforms
Floating Production Storage & Offloading Vessels
Turret Mooring Systems
Standard Subsea Trees
Subsea Processing
Smart Well Control Systems
Subsea Template Systems
ROV Tie-In Systems
Subsea Manifold
Guidelineless Deepwater Trees

FMC Technologies

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Slide 9

Strong Deepwater Track Record
[Graph]

1980         Bonito                 RJS-39           189m     FMC         619 ft
1983         Pirauna                RJS-232          293m     Kvaerner    961 ft
1985         Marimba                RJS-284          383m     FMC       1,256 ft
1988         Marimba                RJS-376D         492m     FMC       1,613 ft
1988         Placid Green           Canyon 31        684m     ABB       2,244 ft
1992         Marlim                 MRL-9            781m     FMC       2,561 ft
1994         Marlim                 MRL-4            1027m    FMC       3,368 ft
1997         Shell Mensa                             1618m    FMC       5,308 ft
1997         Marlim Sul             MLS-3            1709m    ABB       5,605 ft
1999         Roncador               RJS-436          1853m    FMC       6,080 ft
2000         Petrobras              Roncador         1877m    ABB       6,157 ft
2002         Marathon               Camden Hills     2197m    Cameron   7,209 ft
2003         Shell                  Coulomb          2316m    FMC       7,600 ft

FMC Technologies

Slide 10

Rapidly Growing Subsea Revenues
[Bar Chart]

($ Millions)

Year        Approximate plot on chart
----        -------------------------
2001        $500
2002E       $650
2003E       $700

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Slide 11
Rapidly Growing Subsea Tree Market
[Bar Chart]

Number Installed to Date/Under Development
     1995   1996   1997     1998    1999     2000
     97/0   140/0  126/0    119/0   232/0    212/0

     2001   2002            2003    2004     2005     2006
     242/0  165/138         0/356   0/356    0/423    0/532



Source: Quest Offshore, November 2002 Update

FMC Technologies

Slide 12

Well Positioned in Major Producing Basins

[Points on world map]
   .   Gulf of Mexico
   .   Brazil
   .   North Sea
   .   W. Africa

FMC Technologies

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Slide 13
Deepwater Gulf of Mexico

FMC Technologies Highlights
   .   Alliance with BP, Shell and others
   .   Current major projects:
          -  BP Thunder Horse & Atlantis
          -  Shell Nakika, Llano, Princess, Mensa & Habanero
          -  Kerr McGee Gunnison, Navajo & Red Hawk

Gulf of Mexico [shown on map]

Gulf of Mexico Deepwater Capex
2003 to 2006 ($15B)
 [Pie Chart]

BP                      25%
ExxonMobil              10%
Shell                   19%
Kerr McGee               5%
Marathon                 2%
Chevron Texaco           6%
TotalFinaElf             5%
All Others              28%

Source: Douglas Westwood Ltd.

FMC Technologies

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Slide 14

Offshore Brazil

FMC Technologies Highlights
   .   Petrobras key projects
       -   Albacora, Marimba & Marlim
   .   Well positioned, with multinationals moving into the basin
   .   MODEC JV - project manager on Shell's Bijupira & Salema

Brazil [Shown on map]

Brazil Deepwater Capex
2003 to 2006 ($11B)
  [Pie Chart]

Agip                   2%
BP                     3%
Amerada Hess           2%
Chevron Texaco         3%
El Paso                2%
Devon                  2%
ExxonMobil             2%
Kerr McGee             2%
Shell                  7%
TotalFinaElf           3%
Unocal                 2%
Petrobras             70%

Source:  Douglas Westwood Ltd., Brazil Energy

FMC Technologies

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Slide 15

Offshore West Africa

FMC Technologies Highlights
   .   Major supplier to TotalFinaElf, ExxonMobil, Statoil & Agip
   .   Bases in Angola, Congo, Equatorial Guinea & Nigeria
   .   Current major projects
       .   TFE Girassol, Jasmine
       .   ExxonMobil Zafiro
       .   ESSO Chad (FSO offshore Cameroon)
       .   Agip Okono

West Africa [Shown on map]

W. Africa Deepwater Capex
2003 to 2006 ($16B)
  [Pie Chart]

BP                     3%
Chevron Texaco        17%
Shell                  9%
Amerada Hess           4%
ExxonMobil            23%
Statoil                3%
TotalFinaElf          41%

Source:  Douglas Westwood Ltd.

FMC Technologies

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Slide 16

Offshore North Sea

FMC Technologies Highlights
   .   Alliances with Norsk Hydro and Statoil
   .   Expanding focus on maintenance and modification services
   .   Current major projects
       -   Statoil Alpha North
       -   Norsk Hydro Fram West, Vale & Vigdis Central
       -   TotalFinaElf Otter & Skirne/Byggve

North Sea [Shown on map]

North Sea Capex
2003 to 2006 ($12B)
  [Pie Chart]

ExxonMobil             8%
Statoil               25%
Norsk Hydro           24%
BP                    15%
Royal Dutch-Shell      9%
TotalFinal-Elf         4%
Others                15%

Source:  Douglas Westwood Ltd., FMC Technologies, Inc. Estimates

FMC Technologies

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Slide 17
Well Positioned with the Major Subsea Players

Subsea Completions by Operation 2002 to 2008

[Bar Graph]
                               Installations
                             -----------------
                             [approximate plot
                             point on graph]

       TotalFinaElf*                455
       Petrobras*                   399
       ExxonMobil*                  304
       BP*                          275
       Royal Dutch/Shell*           243
       Norsk Hydro*                 136
       Statoil*                     122
       Chevron Texaco               121
       Conoco/Phillips*              87
       Unocal*                       76
       Amerada Hess                  63
       Kerr-McGee*                   55
       Wapet                         54
       Marathon Oil                  52
       BHP Billiton                  51
       Agip*                         46
       Murphy Oil                    38
       Sakhalin Coop                 34
       British Gas                   33
       Woodside*                     31
       Anadarko*                     30
       INPEX                         20
       Husky Oil                     18
       PetroCanada*                  16
       Samedan Oil                   16


          *Predominantly FTI accounts

       Source: Quest Offshore

       FMC Technologies

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Slide 18
2002 Earnings Expected to Increase By 16%
(Pro Forma Earnings Per Share Data)
Unaudited

[Bar Chart]

--------------------------------------------------------------------------------
               Q1         Q2          Q3          Q4       Q4 Est      Total
--------------------------------------------------------------------------------
2001        $0.06       $0.19       $0.25       $0.32                 $0.82
--------------------------------------------------------------------------------
2002E       $0.08       $0.27       $0.25                   $0.35     $0.95
--------------------------------------------------------------------------------
2003E                                                                 +10-15%
--------------------------------------------------------------------------------

-----------------------
1997        $1.01
-----------------------
1998        $1.21
-----------------------
1999        $1.12
-----------------------
2000        $0.97
-----------------------

Pro Forma Assumptions:
$305.1M debt at 6% interest cost each year
27% tax rate
66M fully diluted shares outstanding
Excludes asset impairments and restructuring and other costs and the cumulative effect of changes in accounting principle
2002E of $0.95 & 2003E of +10 to +15% from Company Guidance during 3rdQ Call

FMC Technologies

Slide 19
Strong cash flow has reduced debt
[Bar chart]

($M)

------------------------------------------------------------------------
                    Debt Net         Synthetic
                    --------         ---------
  Date              of Cash            Leases            Total
  ----              -------            ------            -----
------------------------------------------------------------------------
 01-01-01          $ 301             $ 69               $ 370
------------------------------------------------------------------------
 12-31-01          $ 245             $ 66               $ 311
------------------------------------------------------------------------
 9-30-02           $ 231             $ 37               $ 268
------------------------------------------------------------------------



FMC Technologies

Slide 20
Focused on Returns

[Bar Chart]

--------------------------------------------------------------------------------
Return on Capital            2000         2001          2002E         2003E
-----------------            ----         ----          -----         -----
--------------------------------------------------------------------------------
  Low                         7%            6%            5%            6%
--------------------------------------------------------------------------------
  Median                      8%           12%            9%           12%
--------------------------------------------------------------------------------
  High                       11%           17%           11%           15%
--------------------------------------------------------------------------------
  FTI                        13%           14%           15%           16%
--------------------------------------------------------------------------------

--------------------------------------------------------
                       2001 ROC Breakdown
--------------------------------------------------------
                 N.I.% of Sales       % Sales/ACE
                 --------------       -----------
--------------------------------------------------------
Low                   6.8%                95%
--------------------------------------------------------
Median                7.5%               141%
--------------------------------------------------------
High                  5.1%               332%
--------------------------------------------------------
FTI                   3.5%               403%
--------------------------------------------------------

Data Set
--------
Baker Hughes
Dril-Quip
Cooper Cameron
Halliburton
Schlumberger
Smith International
Varco International
Weatherford International

   . Capital Employed is total assets less non-debt current liabilities less minority interest less goodwill and intangibles
   .   Un-levered Net Income adjusted to exclude special & one time charges
   . Year 2002E and 2003E Net Income based on First Call Estimate * Common shares outstanding, except FTI which is company guidance
   .   Sources: Compustat, First Call

FMC Technologies

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Slide 21
Backlog Remains Around $1B
$M

--------------------------------------------------------------------
                      Energy                            Airport
                     Systems          FoodTech          Systems
                     -------          --------          -------
--------------------------------------------------------------------
    Jun-00            $490              $117             $122
--------------------------------------------------------------------
    Jul-00            $485              $112             $127
--------------------------------------------------------------------
    Aug-00            $477              $ 99             $125
--------------------------------------------------------------------
    Sep-00            $480              $ 90             $138
--------------------------------------------------------------------
    Oct-00            $458              $ 94             $136
--------------------------------------------------------------------
    Nov-00            $439              $106             $130
--------------------------------------------------------------------
    Dec-00            $425              $ 89             $128
--------------------------------------------------------------------
    Jan-01            $446              $118             $163
--------------------------------------------------------------------
    Feb-01            $479              $132             $165
--------------------------------------------------------------------
    Mar-01            $549              $129             $158
--------------------------------------------------------------------
    Apr-01            $520              $132             $176
--------------------------------------------------------------------
    May-01            $595              $127             $167
--------------------------------------------------------------------
    Jun-01            $635              $117             $154
--------------------------------------------------------------------
    Jul-01            $655              $121             $151
--------------------------------------------------------------------
    Aug-01            $649              $118             $141
--------------------------------------------------------------------
    Sep-01            $668              $117             $130
--------------------------------------------------------------------
    Oct-01            $633              $137             $148
--------------------------------------------------------------------
    Nov-01            $617              $145             $179
--------------------------------------------------------------------
    Dec-01            $676              $121             $163
--------------------------------------------------------------------
    Jan-02            $671              $144             $158
--------------------------------------------------------------------
    Feb-02            $678              $165             $146
--------------------------------------------------------------------
    Mar-02            $774              $161             $142
--------------------------------------------------------------------
    Apr-02            $761              $175             $129
--------------------------------------------------------------------
    May-02            $730              $161             $128
--------------------------------------------------------------------
    Jun-02            $781              $134             $125
--------------------------------------------------------------------
    Jul-02            $783              $127             $120
--------------------------------------------------------------------
    Aug-02            $747              $112             $105
--------------------------------------------------------------------
    Sep-02            $763              $106             $106
--------------------------------------------------------------------

FMC Technologies

Slide 22

FMC Technologies

[Photo of equipment]

.. Leading technology and industry positions across major product lines .. Leader in growing subsea and deepwater market
..  Proven track record of growth with high return on capital

FMC Technologies

Slide 23

Natural Gas Exposure

Energy Systems 2001 Sales ($M)

[Pie Chart #1]
Energy Systems
$1,125 M

------------------------------------------------------
Subsea & Related                    Approx 50%
------------------------------------------------------
Gas Related                         Approx 35%
------------------------------------------------------
Other                               Approx 15%
------------------------------------------------------

[Pie Chart #2]
Breakdown of Gas Related Sales
------------------------------------------------------
Surface                               Approx 40%
------------------------------------------------------
Fluid Control                         Approx 35%
------------------------------------------------------
Loading Systems                       Approx 15%
------------------------------------------------------
Measurement Systems                   Approx 10%
------------------------------------------------------


FMC Technologies